Exhibit 10.1

AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT, dated as of December 31, 2012 (this “Amendment No. 6”), by and among Wells Fargo Bank, National Association, successor by merger to Wachovia Bank, National Association, a national banking association, in its capacity as agent for the Lenders (as hereinafter defined) pursuant to the Loan Agreement as defined below (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), U.S. Silica Company, a Delaware corporation (the “Company”), the subsidiaries of the Company from time to time party to the Loan Agreement as borrowers (each individually, together with the Company, a “Borrower” and collectively, “Borrowers”), USS Holdings, Inc., a Delaware corporation (“Parent”) and certain subsidiaries of Parent from time to time party to the Loan Agreement as Guarantors (individually, each a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the ABL Loan and Security Agreement, dated as of August 9, 2007, as amended by Amendment No. 1 and Consent to Loan and Security Agreement, dated as of November 25, 2008, by and among Agent, Lenders, Borrowers and Guarantors, Amendment No. 2 to Loan and Security Agreement and Consent, dated as of May 7, 2010, by and among Agent, Lenders, Borrowers and Guarantors, Amendment No. 3 to Loan and Security Agreement and Consent, dated as of June 8, 2011, by and among Agent, Lenders, Borrowers and Guarantors, Amendment No. 4 to Loan and Security Agreement, dated as of January 22, 2012, by and among Agent, Lenders, Borrowers and Guarantors and Amendment No. 5 to Loan and Security Agreement, dated as of March 30, 2012, by and among Agent, Lenders, Borrowers and Guarantors (as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Financing Agreements”);

WHEREAS, Borrowers and Guarantors wish to amend certain provisions of the Loan Agreement as set forth herein, and Agent and Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein; and

WHEREAS, by this Amendment No. 6, Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

(i) “Amendment No. 6” shall mean Amendment No. 6 to Loan and Security Agreement, dated as of December 31, 2012, by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii) “Amendment No. 6 Effective Date” shall mean the date on which each of the conditions precedent to the effectiveness of Amendment No. 6 are satisfied or are waived by Agent.

(b) Amendments to Definitions. As used herein or in the Loan Agreement or any of the other Financing Agreements, the following terms are hereby amended as set forth below:

(i) The definition of “Borrowers” set forth in the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“ “Borrowers” shall mean the Company, Coated Sand Solutions, LLC, a wholly-owned subsidiary of the Company organized under the laws of the State of Delaware, as a Subsidiary Borrower under the Loan Agreement, and each other Subsidiary Borrower.”

(ii) The definition of “Borrowing Base” set forth in the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“ “Borrowing Base” shall mean, at any time, the amount equal to:

(a) eighty-five percent (85%) of Eligible Accounts; plus

(b) the lesser of

(i) the lesser of (A) sum of (1) thirty percent (30%) multiplied by the Value of the Eligible WIP Inventory and (2) $5,000,000 and (B) sixty percent (60%) multiplied by the Value of the Eligible Finished Goods Inventory and

(ii) $15,000,000; plus

(c) the lesser of (i) eighty-five percent (85%) of Eligible ITT Receivables and (ii) $1,500,000; minus

(d) Reserves established from time to time by the Agent.

Subject to the relevant terms and provisions set forth in this Agreement, including specifically Section 11.3, the Agent at all times shall be entitled to reduce or increase the advance rates and standards of eligibility under this Agreement, in each case in its commercially reasonable discretion.

In the event that based upon any Borrowing Base Certificate hereunder the aggregate amount of Loans and Letters of Credit at any time outstanding based on Eligible Inventory exceeds $10,000,000, Agent shall promptly at Borrowers’ expense conduct an Inventory Appraisal and, following the receipt of the results thereof, clause (b) above shall be deemed to be restated as follows:

“(b) the least of:

(i) the lesser of (A) sum of (1) thirty percent (30%) multiplied by the Value of the Eligible WIP Inventory and (2) $5,000,000 and (B) sixty-five percent (65%) multiplied by the Value of the Eligible Finished Goods Inventory,

(ii) eighty-five (85%) of the net orderly liquidation value of the Eligible Finished Goods Inventory as determined by Agent; and

(iii) $15,000,000.”

(iii) The definition of “Interest Rate” set forth in the Loan Agreement is hereby amended to delete the pricing grid set forth therein in its entirety and substitute the following therefor:

Tier	Quarterly Average Excess Availability	Prime Rate Loans	Eurocurrency Rate Loans	Letter of Credit Fee	Unused Line Fee
1	Greater than $10,000,000	1.50%	2.50%	2.50%	0.375%
2	Equal to or less than $10,000,000	1.75%	2.75%	2.75%	0.375%

(iv) The definition of “Interest Rate” set forth in the Loan Agreement is hereby further amended to delete clause (c) thereof in its entirety and substitute the following therefor:

“(c) The Interest Rate shall be based on Tier 2 (as shown above) as of the Amendment No. 6 Effective Date and shall remain at Tier 2 until the last day of the second complete fiscal quarter following the Amendment No. 6 Effective Date.”

(v) The definition of “Letter of Credit Limit” set forth in the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“ “Letter of Credit Limit” shall mean $20,000,000.”

(vi) The definition of “Maximum Credit” set forth in the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“ “Maximum Credit” shall mean the amount of $50,000,000 (as such amount may be reduced from time to time as provided in the definition of “Reserves” or in Section 2.1(e)).”

(c) Interpretation. For purposes of this Amendment No. 6, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 6.

2. Change in Laws. Section 3.3 of the Loan Agreement is hereby amended by adding the following clause (e) at the end thereof:

“(e) For purposes of this Section 3.3, the Dodd-Frank Wall Street Reform and Consumer Protection, the Basel Committee on Banking Supervision (or any successor or similar authority), the Bank for International Settlements and all rules, regulations, orders, requests, guidelines or directives in connection therewith are deemed to have been enacted and become effective after the date of this Agreement.”

3. Term. The first sentence of Section 13.1 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on October 31, 2016 (the “Termination Date”).

Section 13.1 is further amended to add the following Section 13.1(c) at the end thereof:

“(c) If for any reason this Agreement is terminated prior to the Termination Date, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Agent’s and each Lender’s lost profits as a result thereof, Borrowers agree to pay to Agent, for the benefit of Lenders, upon the effective date of such termination, an early termination fee in the amount equal to one-half (1/2%) percent of the Maximum Credit.”

4. Notices. Section 13.3 of the Loan Agreement is hereby amended by deleting the information for Agent in its entirety and substituting the following therefor:

“The Agent:	Wells Fargo Bank, National Association 1 South Broad Street Y1375-031 Philadelphia, Pennsylvania 19107 Attention: James A. Kelly, VP Telephone No.: 267-321-6685 Telecopier No.: 267-321-6741”

5. Amendment Fee. Borrowers shall on the date hereof pay to Agent, for the benefit of Lenders, an amendment fee in the amount of $30,000, or Agent, at its option, may charge the account(s) of Borrowers maintained by Agent the amount of such fee, which fee is earned as of the date hereof and shall constitute part of the Obligations.

6. Representations and Warranties. Each of the Loan Parties, jointly and severally, hereby represents and warrants with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of any Loans by Lenders (or Agent on behalf of Lenders) to Borrowers:

(a) after giving effect to this Amendment No. 6, no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 6; and

(b) this Amendment No. 6 has been duly executed and delivered by the Loan Parties and the agreements and obligations of the Loan Parties contained herein constitute legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms.

7. Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a) Agent shall have received counterparts of this Amendment No. 6, duly authorized, executed and delivered by the Loan Parties and Required Lenders;

(b) Agent shall have received, in form and substance satisfactory to Agent, a Borrower Joinder Agreement, or an amendment to the Guarantor Joinder Agreement presently in effect between Coated Sand and Agent, as Agent may determine, in either case duly authorized, executed and delivered by Coated Sand;

(c) Agent shall have received, in form and substance satisfactory to Agent, updated schedules to the Loan Agreement and the other Financing Agreements reflecting information applicable to Loan Parties as of the Amendment No. 6 Effective Date;

(d) Agent shall have received a true, correct and complete list of “transload” locations of Borrowers as of the Amendment No. 6 Effective Date and bailee letters or similar Collateral Access Agreements in form and substance satisfactory to Agent with respect to Borrowers’ arrangements with third parties at such locations;

(e) Agent shall have received, in form and substance satisfactory to Agent, an Officer’s Certificate from Parent to the effect that the representations and warranties in Section 8 of the Credit Agreement are true, correct and complete in all material respects on and as of the Amendment No. 6 Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date), that each Loan Party shall have performed in all material respects all agreements and satisfied all conditions which this Amendment No. 6 provides shall be performed or satisfied by it on or before the Amendment No. 6 Effective Date except as otherwise disclosed to and agreed to in writing by Agent and that no Default or Event of Default has occurred and is continuing; provided, that, if a representation and warranty, covenant or condition is qualified as to materiality, the applicable materiality qualifier set forth above shall be disregarded with respect to such representation and warranty, covenant or condition for purposes of this condition;

(f) Agent shall have received a true and correct copy of each consent, waiver or approval (if any) to or of this Amendment No. 6, which the Loan Parties are required to obtain from any other Person, and such consent, approval or waiver (if any) shall be in form and substance reasonably satisfactory to Agent; and

(g) after giving effect to this Amendment No. 6, no Default or Event of Default shall exist or have occurred and be continuing as of the date of this Amendment No. 6 or the Amendment No. 6 Effective Date.

8. Effect of Amendment No. 6. Except as expressly set forth herein, no other consents, amendments, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and the Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 6 or with respect to the subject matter of this Amendment No. 6. To the extent of conflict between the terms of this Amendment No. 6 and the other Financing Agreements, the terms of this Amendment No. 6 shall control. The Loan Agreement and this Amendment No. 6 shall be read and construed as one agreement.

9. Governing Law. The validity, interpretation and enforcement of this Amendment No. 6 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

10. Jury Trial Waiver. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 6 OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 6 OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN

CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWERS, GUARANTORS, AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 6 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

11. Binding Effect. This Amendment No. 6 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

12. Waiver, Modification, Etc. No provision or term of this Amendment No. 6 may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

13. Further Assurances. the Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 6.

14. Entire Agreement. This Amendment No. 6 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

15. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 6.

16. Counterparts. This Amendment No. 6 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 6 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 6. Any party delivering an executed counterpart of this Amendment No. 6 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 6, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 6.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wachovia Bank, National Association, as Agent and a Lender

By:	/s/ James A. Kelly

Title:	Vice President

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Amendment No. 6 to LSA - U.S. Silica

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U.S. SILICA COMPANY		OTTAWA SILICA COMPANY

By:	/s/ Michael Thompson	By:	/s/ Michael Thompson

Title:	Treasurer	Title:	Treasurer

THE FULTON LANE AND TIMBER COMPANY		USS HOLDINGS, INC.

By:	/s/ Michael Thompson	By:	/s/ Michael Thompson

Title:	Treasurer	Title:	Treasurer

PENNSYLVANIA GLASS SAND CORPORATION		BMAC SERVICES CO., INC.

By:	/s/ Michael Thompson	By:	/s/ Michael Thompson

Title:	Treasurer	Title:	Treasurer

COATED SAND SOLUTIONS, LLC

By:	/s/ Michael Thompson

Title:	Treasurer

Amendment No. 6 to LSA - U.S. Silica